UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

MYERS INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1293 South Main Street, Akron, OH	44301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 253-5592

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Bylaws

On December 18, 2009, the Board of Directors of Myers Industries, Inc. (the “Company”) amended its Amended and Restated Code of Regulations to require advance notice to the Company of any shareholder’s intent to either submit a proposal for consideration by the shareholders of the Company or to nominate a candidate for election as a director of the Company.

The full text of the amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and the description of its terms above is qualified in its entirety by reference to the terms of the amendment.

Item 9.01.	Exhibits

3.1	Amendment to Amended and Restated Code of Regulations of Myers Industries, Inc., effective December 18, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Myers Industries, Inc.

               (Registrant)

DATE: December 23, 2009

By:       /s/ Donald A. Merril

Donald A. Merril
Vice President, Chief Financial Officer
and Corporate Secretary